Summary of Net Income, EBITDA, and Adjusted EBITDA
(Unaudited)

Beginning with the first quarter of 2022, Materion Corporation (the “Company”) began using earnings before interest, taxes, depreciation, depletion and amortization ("EBITDA") as the main operating income metric used by management to measure financial performance of the Company and each segment. The Company made this change because recent acquisitions have resulted in an increased amount of purchase accounting amortization expense, which in turn has affected the comparability of results across periods and versus other companies. Management believes EBITDA is useful to investors as it better represents the Company's performance due to recent acquisitions in which significant intangible assets were acquired that are now being amortized. Management also utilizes adjusted EBITDA to measure financial performance of the Company and each segment. Adjusted EBITDA represents EBITDA excluding certain special items such as non-cash impairment charges, mine development costs, forfeiture of certain non-cash stock-based compensation, non-cash inventory adjustments, cost reduction initiatives (i.e., severance), COVID-19 related costs, merger and acquisition costs, foreign currency hedge gains, legacy legal and environmental costs, and certain discrete income tax items from the applicable GAAP financial measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing activities and is used in making decisions concerning the allocation of resources and assessment of performance. We are providing adjusted EBITDA because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations, as it is representative of the Company's core operations.

Reconciliations of EBITDA and adjusted EBITDA to the most directly comparable GAAP financial measures can be found on pages 4 to 11.

	First Quarter Ended	Second Quarter Ended	Third Quarter Ended	Fourth Quarter Ended	Year Ended
(Dollars in millions)	April 2, 2021	July 2, 2021	October 1, 2021	December 31, 2021	December 31, 2021
Net (loss) income	$16.8	$17.9	$18.1	$19.7	$72.5

Earnings before interest, taxes, depreciation, depletion and amortization (EBITDA)
Performance Alloys and Composites	$16.8	$22.3	$28.9	$21.0	$89.0
Advanced Materials	10.9	10.4	11.3	12.2	44.8
Precision Optics	7.5	5.5	6.2	6.6	25.8
Other	(5.6)	(5.7)	(10.6)	(11.3)	(33.2)
Total EBITDA	$29.6	$32.5	$35.8	$28.5	$126.4

Adjusted EBITDA
Performance Alloys and Composites	$16.8	$22.3	$28.9	$22.6	$90.6
Advanced Materials	10.9	10.4	11.3	15.9	48.5
Precision Optics	7.8	5.6	6.2	6.6	26.2
Other	(5.5)	(5.7)	(5.2)	(5.3)	(21.7)
Total Adjusted EBITDA	$30.0	$32.6	$41.2	$39.8	$143.6

	First Quarter Ended	Second Quarter Ended	Third Quarter Ended	Fourth Quarter Ended	Year Ended
(Dollars in millions)	March 27, 2020	June 26, 2020	September 25, 2020	December 31, 2020	December 31, 2020
Net (loss) income	$(3.9)	$5.8	$5.5	$8.0	$15.4

Earnings before interest, taxes, depreciation, depletion and amortization (EBITDA)
Performance Alloys and Composites	$14.0	$12.8	$3.3	$8.5	$38.6
Advanced Materials	7.2	6.6	7.7	8.6	30.1
Precision Optics	(8.6)	2.7	3.7	4.7	2.5
Other	(2.9)	(4.5)	(5.7)	(3.6)	(16.7)
Total EBITDA	$9.7	$17.6	$9.0	$18.2	$54.5

Adjusted EBITDA
Performance Alloys and Composites	$17.7	$17.0	$13.2	$16.7	$64.6
Advanced Materials	7.2	7.2	7.8	9.2	31.4
Precision Optics	2.1	3.0	5.6	7.2	17.9
Other	(2.8)	(5.3)	(4.0)	(4.0)	(16.1)
Total Adjusted EBITDA	$24.2	$21.9	$22.6	$29.1	$97.8

	First Quarter Ended	Second Quarter Ended	Third Quarter Ended	Fourth Quarter Ended	Year Ended
(Dollars in millions)	March 29, 2019	June 28, 2019	September 27, 2019	December 31, 2019	December 31, 2019
Net income	$17.2	$17.4	$4.5	$14.3	$53.4

Earnings before interest, taxes, depreciation, depletion and amortization (EBITDA)
Performance Alloys and Composites	$24.5	$30.0	$25.0	$18.1	$97.6
Advanced Materials	8.8	9.1	8.6	7.5	34.0
Precision Optics	3.6	5.4	(9.7)	2.8	2.1
Other	(6.2)	(9.0)	(7.0)	(3.3)	(25.5)
Total EBITDA(1)	$30.7	$35.5	$16.9	$25.1	$108.2

Adjusted EBITDA
Performance Alloys and Composites	$24.5	$30.0	$25.0	$18.1	$97.6
Advanced Materials	8.8	9.1	8.6	7.5	34.0
Precision Optics	3.6	5.4	4.7	2.8	16.5
Other	(6.2)	(5.7)	(6.5)	(2.8)	(21.2)
Total Adjusted EBITDA	$30.7	$38.8	$31.8	$25.6	$126.9

Year Ended
(Dollars in millions)	December 31, 2018
Net income	$21.0

EBITDA
Performance Alloys and Composites	$77.1
Advanced Materials	25.3
Precision Optics	17.8
Other	(65.7)
Total EBITDA	$54.5

Adjusted EBITDA
Performance Alloys and Composites	$77.1
Advanced Materials	30.9
Precision Optics	17.8
Other	(24.3)
Total Adjusted EBITDA	$101.5

Reconciliation of Net sales to Value-Added sales, EBITDA and Adjusted EBITDA to GAAP Net Income, and EBITDA Margin and Adjusted EBITDA Margin, to Net Income as a Percentage of Sales:
(Unaudited)
The following are reconciliations of the value-added sales, EBITDA and adjusted EBITDA to the most directly comparable GAAP financial measures.

The cost of gold, silver, platinum, palladium, copper, ruthenium, iridium, rhodium, rhenium, and osmium is passed through to customers and, therefore, the trends and comparisons of net sales are affected by movements in the market price of these metals. Internally, management also reviews net sales on a value-added basis. Value-added sales is a non-GAAP financial measure that deducts the value of the pass-through metals sold from net sales. Value-added sales allows management to assess the impact of differences in net sales between periods or segments and analyze the resulting margins and profitability without the distortion of the movements in pass-through metal prices. The dollar amount of gross margin and operating profit is not affected by the value-added sales calculation. The Company sells other metals and materials that are not considered direct pass throughs, and these costs are not deducted from net sales to calculate value-added sales.

The Company’s pricing policy is to pass the cost of these metals on to customers in order to mitigate the impact of price volatility on the Company’s results from operations. Value-added information is being presented since changes in metal prices may not directly impact profitability. It is the Company’s intent to allow users of the financial statements to review sales with and without the impact of the pass-through metals.

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	April 2, 2021	% of VA	July 2, 2021	% of VA	October 1, 2021	% of VA	December 31, 2021	% of VA	December 31, 2021	% of VA
Net sales	$354.4		$371.0		$388.0		$397.2		$1,510.6
Pass-through metal cost	155.8		163.1		172.2		159.8		650.9
Value-added sales	$198.6		$207.9		$215.8		$237.4		$859.7

Net (loss) income	$16.8	8.5%	$17.9	8.6%	$18.1	8.4%	$19.7	8.3%	$72.5	8.4%
Income tax (benefit) expense	3.5	1.8%	3.3	1.6%	3.4	1.6%	(5.3)	(2.2)%	4.9	0.6%
Interest expense - net	0.8	0.4%	0.8	0.4%	0.9	0.4%	2.4	1.0%	4.9	0.6%
Depreciation, depletion, and amortization	8.5	4.3%	10.5	5.1%	13.4	6.2%	11.7	4.9%	44.1	5.1%
Consolidated EBITDA	$29.6	14.9%	$32.5	15.6%	$35.8	16.6%	$28.5	12.0%	$126.4	14.7%

Special items
Cost reduction initiatives	0.3	0.2%	0.1	—%	—	—%	—	—%	0.4	—%
Merger and acquisition costs	0.1	0.1%	—	—%	5.4	2.5%	11.3	4.8%	16.8	2.0%
Total special items	$0.4	0.2%	$0.1	—%	$5.4	2.5%	$11.3	4.8%	$17.2	2.0%
Adjusted EBITDA	$30.0	15.1%	$32.6	15.7%	$41.2	19.1%	$39.8	16.8%	$143.6	16.7%

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	March 27, 2020	% of VA	June 26, 2020	% of VA	September 25, 2020	% of VA	December 31, 2020	% of VA	December 31, 2020	% of VA
Net sales	$278.0		$271.5		$287.1		$339.7		$1,176.3
Pass-through metal cost	124.0		112.4		122.2		152.5		511.1
Value-added sales	$154.0		$159.1		$164.9		$187.2		$665.2

Net (loss) income	$(3.9)	(2.5)%	$5.8	3.6%	$5.5	3.3%	$8.0	4.3%	$15.4	2.3%
Income tax (benefit) expense	(1.0)	(0.6)%	1.4	0.9%	(6.4)	(3.9)%	(1.2)	(0.6)%	(7.2)	(1.1)%
Interest expense - net	0.3	0.2%	1.2	0.8%	1.4	0.8%	1.0	0.5%	3.9	0.6%
Depreciation, depletion, and amortization	14.3	9.3%	9.2	5.8%	8.5	5.2%	10.4	5.6%	42.4	6.4%
Consolidated EBITDA	$9.7	6.3%	$17.6	11.1%	$9.0	5.5%	$18.2	9.7%	$54.5	8.2%

Special items
Impairment charges	$10.7	6.9%	$—	—%	$—	—%	$(0.2)	(0.1)%	$10.5	1.6%
Mine development costs	—	—%	—	—%	7.3	4.4%	5.6	3.0%	12.9	1.9%
Forfeiture of non-cash stock-based compensation	—	—%	—	—%	(1.5)	(0.9)%	(0.6)	(0.3)%	(2.1)	(0.3)%
Non-cash inventory adjustment	1.3	0.8%	—	—%	—	—%	—	—%	1.3	0.2%
Cost reduction initiatives	2.2	1.4%	2.4	1.5%	2.6	1.6%	4.5	2.4%	11.7	1.8%
COVID-19 related costs	0.2	0.1%	2.7	1.7%	0.8	0.5%	0.4	0.2%	4.1	0.6%
Merger and acquisition costs	0.1	0.1%	1.4	0.9%	5.5	3.3%	1.0	0.5%	8.0	1.2%
Foreign currency hedge gain	—	—%	(2.2)	(1.4)%	(1.1)	(0.7)%	—	—%	(3.3)	(0.5)%
Legacy legal & environmental costs	—	—%	—	—%	—	—%	0.2	0.1%	0.2	—%
Total special items	$14.5	9.4%	$4.3	2.7%	$13.6	8.2%	$10.9	5.8%	$43.3	6.5%
Adjusted EBITDA	$24.2	15.7%	$21.9	13.8%	$22.6	13.7%	$29.1	15.5%	$97.8	14.7%

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	March 29, 2019	% of VA	June 28, 2019	% of VA	September 27, 2019	% of VA	December 31, 2019	% of VA	December 31, 2019	% of VA
Net sales	$301.4		$297.8		$306.0		$280.2		$1,185.4
Pass-through metal cost	113.7		104.7		119.2		121.0		458.6
Value-added sales	$187.7		$193.1		$186.8		$159.2		$726.8

Net income	$17.2	9.2%	$17.4	9.0%	$4.5	2.4%	$14.3	9.0%	$53.4	7.3%
Income tax expense	3.8	2.0%	4.1	2.1%	2.6	1.4%	1.6	1.0%	12.1	1.7%
Interest expense	0.5	0.3%	0.5	0.3%	0.5	0.3%	0.1	0.1%	1.6	0.2%
Depreciation, depletion, and amortization	9.2	4.9%	13.5	7.0%	9.3	5.0%	9.1	5.7%	41.1	5.7%
Consolidated EBITDA	$30.7	16.4%	$35.5	18.4%	$16.9	9.0%	$25.1	15.8%	$108.2	14.9%

Special items
Impairment charges	$—	—%	$—	—%	$14.1	7.5%	$—	—%	$14.1	1.9%
Cost reduction initiatives	—	—%	—	—%	0.8	0.4%	—	—%	0.8	0.1%
Acquisition costs	—	—%	—	—%	—	—%	0.4	0.3%	0.4	0.1%
Legacy legal & environmental costs	—	—%	—	—%	—	—%	0.1	0.1%	0.1	—%
Other non-operating expense(1)	—	—%	3.3	1.7%	—	—%	—	—%	3.3	0.5%
Total special items	$—	—%	$3.3	1.7%	$14.9	8.0%	$0.5	0.3%	$18.7	2.6%
Adjusted EBITDA	$30.7	16.4%	$38.8	20.1%	$31.8	17.0%	$25.6	16.1%	$126.9	17.5%
(1)Amount relates to pension curtailment charges. Refer to the Company's annual report on Form 10-K for the year ended December 31, 2019 for further information.

	Year Ended
(Dollars in millions)	December 31, 2018	% of VA
Net sales	$1,207.8
Pass-through metal cost	468.8
Value-added sales	$739.0

Net income	$21.0	2.8%
Income tax (benefit) expense	(4.5)	(0.6)%
Interest expense - net	2.5	0.3%
Depreciation, depletion, and amortization	35.5	4.8%
Consolidated EBITDA	$54.5	7.4%

Special items
Cost reduction initiatives	$5.6	0.8%
Legacy legal & environmental costs	0.8	0.1%
Other non-operating expense(1)	40.6	5.5%
Total special items	$47.0	6.4%
Adjusted EBITDA	$101.5	13.7%
(1)Amount relates to pension settlement charges. Refer to the Company's annual report on Form 10-K for the year ended December 31, 2018 for further information.

Reconciliation of Net sales to Value-Added sales, adjusted segment EBITDA Margin to segment EBITDA as a Percentage of Sales and adjusted segment EBITDA to segment EBITDA:
(Unaudited)
The following reconciliations are provided as additional relevant information about the Company's segment performance deemed useful to investors. Management believes that the non-GAAP measures of adjusted EBITDA and adjusted EBITDA margin are useful to investors as they are representative of each segment's core operations and are used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

Performance Alloys and Composites - 2021

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	April 2, 2021	% of VA	July 2, 2021	% of VA	October 1, 2021	% of VA	December 31, 2021	% of VA	December 31, 2021	% of VA
Net sales	$114.1		$125.3		$136.1		$136.4		$511.9
Pass-through metal cost	13.3		16.7		20.9		20.6		71.5
Value-added sales	$100.8		$108.6		$115.2		$115.8		$440.4

EBITDA	$16.8	16.7%	$22.3	20.5%	$28.9	25.1%	$21.0	18.1%	$89.0	20.2%
Merger and acquisition costs	—	—%	—	—%	—	—%	1.6	1.4%	1.6	0.4%
Adjusted EBITDA	$16.8	16.7%	$22.3	20.5%	$28.9	25.1%	$22.6	19.5%	$90.6	20.6%

Advanced Materials - 2021

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	April 2, 2021	% of VA	July 2, 2021	% of VA	October 1, 2021	% of VA	December 31, 2021	% of VA	December 31, 2021	% of VA
Net sales	$204.7		$213.1		$220.7		$228.3		$866.8
Pass-through metal cost	141.7		146.2		151.0		138.8		577.7
Value-added sales	$63.0		$66.9		$69.7		$89.5		$289.1

EBITDA	$10.9	17.3%	$10.4	15.5%	$11.3	16.2%	$12.2	13.6%	$44.8	15.5%
Merger and acquisition costs	—	—%	—	—%	—	—%	3.7	4.1%	3.7	1.3%
Adjusted EBITDA	$10.9	17.3%	$10.4	15.5%	$11.3	16.2%	$15.9	17.8%	$48.5	16.8%

Precision Optics - 2021

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	April 2, 2021	% of VA	July 2, 2021	% of VA	October 1, 2021	% of VA	December 31, 2021	% of VA	December 31, 2021	% of VA
Net sales	$35.6		$32.6		$31.2		$32.5		$131.9
Pass-through metal cost	—		—		—		0.1		0.1
Value-added sales	$35.6		$32.6		$31.2		$32.4		$131.8

EBITDA	$7.5	21.1%	$5.5	16.9%	$6.2	19.9%	$6.6	20.4%	$25.8	19.6%
Cost reduction initiatives	0.3	0.8%	0.1	0.3%	—	—%	—	—%	0.4	0.3%
Adjusted EBITDA	$7.8	21.9%	$5.6	17.2%	$6.2	19.9%	$6.6	20.4%	$26.2	19.9%

Other - 2021

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Year Ended
(Dollars in millions)	April 2, 2021	July 2, 2021	October 1, 2021	December 31, 2021	December 31, 2021
Net sales	$—	$—	$—	$—	$—
Pass-through metal cost	0.8	0.2	0.3	0.3	1.6
Value-added sales	$(0.8)	$(0.2)	$(0.3)	$(0.3)	$(1.6)

EBITDA	$(5.6)	$(5.7)	$(10.6)	$(11.3)	$(33.2)
Merger and acquisition costs	0.1	—	5.4	6.0	11.5
Adjusted EBITDA	$(5.5)	$(5.7)	$(5.2)	$(5.3)	$(21.7)

Performance Alloys and Composites - 2020

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	March 27, 2020	% of VA	June 26, 2020	% of VA	September 25, 2020	% of VA	December 31, 2020	% of VA	December 31, 2020	% of VA
Net sales	$99.1		$101.6		$91.2		$102.3		$394.2
Pass-through metal cost	15.4		11.8		9.3		12.4		48.9
Value-added sales	$83.7		$89.8		$81.9		$89.9		$345.3

EBITDA	$14.0	16.7%	$12.8	14.3%	$3.3	4.0%	$8.5	9.5%	$38.6	11.2%
Mine development costs	—	—%	—	—%	7.3	8.9%	5.6	6.2%	12.9	3.7%
Non-cash inventory adjustment	1.3	1.6%	—	—%	—	—%	—	—%	1.3	0.4%
COVID-19 related costs	0.2	0.2%	1.8	2.0%	0.4	0.5%	0.4	0.4%	2.8	0.8%
Cost reduction initiatives	2.2	2.6%	2.4	2.7%	2.2	2.7%	2.2	2.4%	9.0	2.6%
Adjusted EBITDA	$17.7	21.1%	$17.0	18.9%	$13.2	16.1%	$16.7	18.6%	$64.6	18.7%

Advanced Materials - 2020

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	March 27, 2020	% of VA	June 26, 2020	% of VA	September 25, 2020	% of VA	December 31, 2020	% of VA	December 31, 2020	% of VA
Net sales	$160.2		$150.1		$165.6		$195.0		$670.9
Pass-through metal cost	105.7		97.9		110.6		136.2		450.4
Value-added sales	$54.5		$52.2		$55.0		$58.8		$220.5

EBITDA	$7.2	13.2%	$6.6	12.6%	$7.7	14.0%	$8.6	14.6%	$30.1	13.7%
COVID-19 related costs	—	—%	0.6	1.1%	0.1	0.2%	0.2	0.3%	0.9	0.4%
Merger and acquisition costs	—	—%	—	—%	—	—%	0.4	0.7%	0.4	0.2%
Adjusted EBITDA	$7.2	13.2%	$7.2	13.8%	$7.8	14.2%	$9.2	15.6%	$31.4	14.2%

Precision Optics - 2020

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	March 27, 2020	% of VA	June 26, 2020	% of VA	September 25, 2020	% of VA	December 31, 2020	% of VA	December 31, 2020	% of VA
Net sales	$18.7		$19.8		$30.4		$42.4		$111.3
Pass-through metal cost	1.7		2.0		2.1		3.6		9.4
Value-added sales	$17.0		$17.8		$28.3		$38.8		$101.9

EBITDA	$(8.6)	(50.6)%	$2.7	15.2%	$3.7	13.1%	$4.7	12.1%	$2.5	2.5%
Impairment charges	10.7	62.9%	—	—%	—	—%	(0.2)	(0.5)%	10.5	10.3%
COVID-19 related costs	—	—%	0.3	1.7%	—	—%	—	—%	0.3	0.3%
Merger and acquisition costs	—	—%	—	—%	1.5	5.3%	0.9	2.3%	2.4	2.4%
Cost reduction initiatives	—	—%	—	—%	0.4	1.4%	1.8	4.6%	2.2	2.2%
Adjusted EBITDA	$2.1	12.4%	$3.0	16.9%	$5.6	19.8%	$7.2	18.6%	$17.9	17.6%

Other - 2020

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Year Ended
(Dollars in millions)	March 27, 2020	June 26, 2020	September 25, 2020	December 31, 2020	December 31, 2020
Net sales	$—	$—	$—	$—	$—
Pass-through metal cost	1.2	0.7	0.3	0.3	2.5
Value-added sales	$(1.2)	$(0.7)	$(0.3)	$(0.3)	$(2.5)

EBITDA	$(2.9)	$(4.5)	$(5.7)	$(3.6)	$(16.7)
Forfeiture of non-cash stock-based compensation	—	—	(1.5)	(0.6)	(2.1)
Cost reduction initiatives	—	—	—	0.5	0.5
COVID-19 related costs	—	—	0.3	(0.2)	0.1
Merger and acquisition costs	0.1	1.4	4.0	(0.3)	5.2
Foreign currency hedge gain	—	(2.2)	(1.1)	—	(3.3)
Legacy legal and environmental costs	—	—	—	0.2	0.2
Adjusted EBITDA	$(2.8)	$(5.3)	$(4.0)	$(4.0)	$(16.1)

Performance Alloys and Composites - 2019

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	March 29, 2019	% of VA	June 28, 2019	% of VA	September 27, 2019	% of VA	December 31, 2019	% of VA	December 31, 2019	% of VA
Net sales	$127.1		$135.2		$130.7		$107.2		$500.2
Pass-through metal cost	17.5		20.0		18.7		15.9		72.1
Value-added sales	$109.6		$115.2		$112.0		$91.3		$428.1

EBITDA(1)	$24.5	22.4%	$30.0	26.0%	$25.0	22.3%	$18.1	19.8%	$97.6	22.8%
(1) There were no adjusting items for the presented period. As such, adjusted EBITDA is not presented

Advanced Materials - 2019

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	March 29, 2019	% of VA	June 28, 2019	% of VA	September 27, 2019	% of VA	December 31, 2019	% of VA	December 31, 2019	% of VA
Net sales	$144.0		$133.2		$147.7		$148.9		$573.8
Pass-through metal cost	86.5		76.7		93.9		99.3		356.4
Value-added sales	$57.5		$56.5		$53.8		$49.6		$217.4

EBITDA(1)	$8.8	15.3%	$9.1	16.1%	$8.6	16.0%	$7.5	15.1%	$34.0	15.6%
(1) There were no adjusting items for the presented period. As such, adjusted EBITDA is not presented

Precision Optics - 2019

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Year Ended
(Dollars in millions)	March 29, 2019	% of VA	June 28, 2019	% of VA	September 27, 2019	% of VA	December 31, 2019	% of VA	December 31, 2019	% of VA
Net sales	$30.2		$29.4		$27.6		$24.2		$111.4
Pass-through metal cost	7.6		6.3		5.2		5.0		24.1
Value-added sales	$22.6		$23.1		$22.4		$19.2		$87.3

EBITDA	$3.6	15.9%	$5.4	23.4%	$(9.7)	(43.3)%	$2.8	14.6%	$2.1	2.4%
Impairment charges	—	—%	—	—%	14.1	62.9%	—	—%	14.1	16.2%
Cost reduction initiatives	—	—%	—	—%	0.3	1.3%	—	—%	0.3	0.3%
Adjusted EBITDA	$3.6	15.9%	$5.4	23.4%	$4.7	21.0%	$2.8	14.6%	$16.5	18.9%

Other - 2019

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Year Ended
(Dollars in millions)	March 29, 2019	June 28, 2019	September 27, 2019	December 31, 2019	December 31, 2019
Net sales	$—	$—	$—	$—	$—
Pass-through metal cost	2.0	1.7	1.4	0.7	5.8
Value-added sales	$(2.0)	$(1.7)	$(1.4)	$(0.7)	$(5.8)

EBITDA	$(6.2)	$(9.0)	$(7.0)	$(3.3)	$(25.5)
Cost reduction initiatives	—	—	0.5	—	0.5
Acquisition costs	—	—	—	0.4	0.4
Legacy legal & environmental costs	—	—	—	0.1	0.1
Pension curtailment(1)	—	3.3	—	—	3.3
Adjusted EBITDA	$(6.2)	$(5.7)	$(6.5)	$(2.8)	$(21.2)
(1)Amount relates to pension curtailment charges. Refer to the Company's annual report on Form 10-K for the year ended December 31, 2019 for further information.

Performance Alloys and Composites - 2018

	Year Ended
(Dollars in millions)	December 31, 2018	% of VA
Net sales	$500.6
Pass-through metal cost	75.1
Value-added sales	$425.5

EBITDA(1)	$77.1	18.1%
(1) There were no adjusting items for the presented period. As such, adjusted EBITDA not presented

Advanced Materials - 2018

	Year Ended
(Dollars in millions)	December 31, 2018	% of VA
Net sales	$586.6
Pass-through metal cost	362.9
Value-added sales	$223.7

EBITDA	$25.3	11.3%
Cost reduction initiatives	5.6	2.5%
Adjusted EBITDA	$30.9	13.8%

Precision Optics - 2018

	Year Ended
(Dollars in millions)	December 31, 2018	% of VA
Net sales	$120.6
Pass-through metal cost	26.4
Value-added sales	$94.2

EBITDA(1)	$17.8	18.9%
(1) There were no adjusting items for the presented period. As such, adjusted EBITDA is not presented

Other - 2018

Year Ended
(Dollars in millions)	December 31, 2018
Net sales	$—
Pass-through metal cost	4.4
Value-added sales	$(4.4)

EBITDA	$(65.7)
Legacy legal & environmental costs	0.8
Other non-operating expense(1)	40.6
Adjusted EBITDA	$(24.3)
(1)Amount relates to pension settlement charges. Refer to the Company's annual report on Form 10-K for the year ended December 31, 2018 for further information.